UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report:     December 21, 2001
(Date of earliest event reported)

NOVATEL WIRELESS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction or incorporation or organization)	COMMISSION FILE: 0-31659	86-0824673 (I.R.S. Employer Identification No.)

9360 Towne Centre Drive
San Diego, California 92121
(Address of principal executive offices, including zip code)

(858) 320-8800
(Registrant’s phone number, including area code)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 99.1

ITEM 5. OTHER EVENTS

Convertible Preferred Stock Private Placement.

General

     In December 2001, Novatel Wireless, Inc., a Delaware corporation (the “Company”) received aggregate net proceeds of approximately $26 million (after paying cash fees to the placement agent and estimated transaction expenses) from the issuance of 27,172 shares of Series A Convertible Preferred Stock (“Series A Preferred Stock”) and warrants to acquire Common Stock (the “Investor Warrants”). These transactions are referred to herein as the “2001 Private Placement,” and the related issuances of shares of Common Stock upon the conversion of shares of Series A Preferred Stock and upon exercise of the Investor Warrants are referred to as the “2001 Private Placement Issuances.” All of the securities sold in the 2001 Private Placement were sold in private placements solely to accredited investors, as defined in Rule 501 of Regulation D pursuant to the Securities Act of 1933, as amended.

Summary of Transaction Terms

     Set forth below is a summary of the material terms of the 2001 Private Placement, which summary is qualified by reference to the full text of the underlying documents which have been filed as exhibits hereto.

     Series A Preferred Stock. Pursuant to the terms of the several Preferred Stock and Warrant Purchase Agreements, each dated as of December 21, 2001 (the “Initial Closing Date”) and December 31, 2001 (the “Subsequent Closing Date”) (collectively, the “Purchase Agreement”), the Company issued and sold in a private placement transaction to certain accredited investors an aggregate of 27,172 shares of a newly-established series of preferred stock, designated as Series A Convertible Preferred Stock, at a per share purchase price equal to $1,000.00 and warrants exercisable for Common Stock, resulting in aggregate gross proceeds to the Company of approximately $27 million from the issuance of shares of Series A Preferred Stock, and additional proceeds of approximately $12.7 million assuming exercise of all of the Investor Warrants.

     Each share of Series A Preferred Stock is entitled to receive cumulative dividends, payable commencing as of the date of issuance and thereafter quarterly on January 1, April 1, July 1 and October 1 of each year, when and as declared by the Board of Directors of the Company (the “Board”) at the initial rate of 8.0% per annum, compounded quarterly, of the purchase price paid per share of Series A Preferred Stock in preference to any payment made on any shares of Common Stock. However, the dividend rate on the Series A Preferred Stock will be reduced to the rate of 6.5% per annum following stockholder approval of the 2001 Private Placement Issuances, if obtained. In addition, each share of Series A Preferred Stock will share in all ordinary dividends or distributions, except for liquidating distributions, declared or paid on the Common Stock on an as-converted basis. Each share of Series A Preferred Stock is also entitled to a liquidation preference of $1,000.00 (the “Liquidation Preference”), plus any accrued but unpaid dividends thereon, in preference to any other class or series of capital stock of the Company.

     The Series A Preferred Stock will be convertible, at the option of the holder at any time, into such number of shares of Common Stock as is determined by dividing the Liquidation Preference plus an amount equal to all accrued and unpaid dividends by the “Conversion Price,”

which is initially $0.77 per share of Common Stock, as may be adjusted from time to time as a result of stock dividends, distributions payable in Common Stock, stock splits, reverse stock splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations or the like. Following any of the events listed in the previous sentence, the Conversion Price and the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock in effect immediately prior to such events will, concurrently with the effectiveness of such events, be proportionately decreased or increased, as appropriate.

     If the Company declares or pays a dividend or other distribution to holders of Common Stock payable in securities other than Common Stock, the holders of Series A Preferred Stock will receive upon conversion, in addition to the entitled number of shares of Common Stock, the amount of securities they would have received had they converted their shares of Series A Preferred Stock into Common Stock prior to such dividend or distribution. Similarly, if the Common Stock issuable upon conversion of the Series A Preferred Stock is changed into the same or a different number of shares of any class or classes of stock by capital reorganization, reclassification, or otherwise, the holders of the Series A Preferred Stock will receive upon conversion the securities they would have received had they converted the Series A Preferred Stock prior to such reorganization or reclassification. Further, if the Company sells substantially all of its assets or merges or consolidates with or into another entity, the Series A Preferred Stock will be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion of Series A Preferred Stock would have been entitled to receive upon such sale, merger or consolidation based on the Conversion Price effective with respect to such sale, merger or consolidation.

     Notwithstanding the foregoing, if stockholder approval is not obtained for the 2001 Private Placement Issuances, the aggregate number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock and exercise of the Investor Warrants will be limited under the Company’s listing agreement with The Nasdaq Stock Market. In such event, the Company will be permitted to issue only up to an aggregate of approximately 10,869,000 shares of Common Stock upon conversion of shares of Series A Preferred Stock and exercise of the Investor Warrants (the “Nasdaq Cap”).

     On or at any time following the earliest of (i) the sale or merger of the Company, wherein a change of control occurs, (ii) December 21, 2008 and (iii) (A) the 30th day following the day the Company may first distribute definitive proxy statements to stockholders under Rule 14a-6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), if the Securities and Exchange Commission (the “SEC”) does not review the Company’s preliminary proxy statement, or (B) the 90th day following the notification by the SEC of its review of the Company’s preliminary proxy statement, if stockholder approval of the 2001 Private Placement Issuances is not obtained by such date, then each holder of Series A Preferred Stock may elect to have the Company redeem any outstanding shares of Series A Preferred Stock, to the extent the Company has funds legally available for such redemption, and in the case of the events described in clause (iii) above, to the extent that the shares of Series A Preferred Stock could not then be converted into shares of Common Stock under the Nasdaq Cap. If funds are then legally available, the redeeming holder of Series A Preferred Stock will receive an amount equal to (x) the number of shares of Series A Preferred Stock submitted for redemption multiplied by (y) the Liquidation

Preference plus all accrued but unpaid dividends thereon, through the date of such redemption, whether or not declared. However, a holder of Series A Preferred Stock will not be entitled to redemption pursuant to clause (i) above if the change of control results from the acquisition by such holder of Series A Preferred Stock or such holder's affiliates of beneficial ownership of securities of the Company representing more than 50% of the voting power of the Company.

     The Company may elect to redeem, in whole or in part, outstanding shares of the Series A Preferred Stock on a pro rata basis among the holders of the Series A Preferred Stock at a redemption price per share equal to the Liquidation Preference plus all accrued but unpaid dividends thereon, provided that (i) Registration Statement (as defined below) is then effective, (ii) the average of the closing prices of the Common Stock as reported by The Nasdaq Stock Market over the 20 consecutive trading-day period ending not more than five business days prior to the date of the notice of redemption is greater than or equal to the product of (x) the Series A Conversion Price in effect on the last day of the 20 consecutive trading-day period and (y) 2.50, and (iii) during the period beginning on the date of the Company’s notice of redemption and ending on the redemption date (1) the Company has not received any request from the SEC or any other federal or state governmental authority for amendments or supplements to the Registration Statement or related prospectus or for additional information, (2) no stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose has been issued by the SEC or any other federal or state governmental authority, (3) the Company has not received any notification with respect to the suspension of the qualification or exemption from qualification of the Common Stock for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (4) there has not occurred any event or circumstance which would necessitate the making of any changes in the Registration Statement or related prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     The holders of Series A Preferred Stock will be entitled to notice of any meeting of stockholders of the Company and will vote together with the holders of Common Stock as a single class upon any matter submitted to the stockholders for a vote, on an as-converted basis as of the record date of such vote or upon the date of such written consent, as the case may be. Notwithstanding the foregoing, the voting power of holders of the Series A Preferred Stock will be limited until the Company has obtained stockholder approval. Prior to obtaining stockholder approval, each holder of shares of Series A Preferred Stock will have that number of votes equal to the product of (x) the number of whole shares of Common Stock into which each such share of Series A Preferred Stock could be converted as of the record date of such vote or upon the date of such written consent is convertible and (y) a fraction, the numerator of which is equal to the Nasdaq Cap less the sum of (A) the total number of shares of Common Stock issued to date upon conversion of the Series A Preferred Stock and (B) the total number of shares of Common Stock issued to date upon exercise of the Investor Warrants, and the denominator of which is equal to the total number of shares of Common Stock issuable upon conversion of all shares of Series A Preferred Stock originally issued. In addition, holders of the Series A Preferred Stock will not be entitled to vote such Series A Preferred Stock at the Meeting to approve the 2001 Private Placement Issuances.

     The holders of Series A Preferred Stock will also have a right to participate in future issuances by the Company of any shares of capital stock or securities convertible into or exercisable for any shares of, any class of its capital stock, subject to certain limitations and exceptions.

     The Company has agreed to register the 2001 Private Placement Issuances under the federal securities laws to enable the resale of Common Stock issuable upon the conversion of Series A Preferred Stock and exercise of the Investor Warrants by the holders or any of them (the “Registration Statement”). In connection with the registration of the shares of Common Stock, the Company has agreed to use its best efforts to file the Registration Statement within 30 calendar days following the Initial Closing Date of the 2001 Private Placement and has agreed to use its reasonable efforts to cause the Registration Statement to become effective within 90 calendar days after it is filed, subject to receipt of necessary information from the investors of the 2001 Private Placement. If the Company does not file the Registration Statement on or prior to the 30th day following the Initial Closing Date or if the Registration Statement is not declared effective on or prior to the 90th day after the date that it is filed, then the holders of Series A Preferred Stock will be entitled to receive dividends on the shares of Series A Preferred Stock at the rate of 8.0% per annum until such time as the Registration Statement is filed or the Registration Statement is declared effective, as applicable.

     Separately, each holder of the Series A Preferred Stock has agreed that, except with prior consent from the Company, he, she or it will not, and will not direct any of his, her or its affiliates, to sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a “Disposition”) the Common Stock prior to the earlier of (i) the date the Registration Statement is declared effective, and (ii) 120 days after the issuance of the Series A Preferred Stock to such holder. In addition, each holder of the Series A Preferred Stock has agreed that until the Registration Statement is effective, such holder will not engage in any hedging or other transaction that could reasonably lead to or result in a Disposition, including, but not limited to, transactions effecting any short sale or having any short position.

     Investor Warrants. In connection with the issuance of the Series A Preferred Stock, the Company issued to the purchasers of the Series A Preferred Stock warrants initially exercisable for the purchase of 10,586,493 newly-issued shares of Common Stock. Each Investor Warrant has an initial exercise price of $1.20 per share (the “Warrant Exercise Price”), and will be exercisable in whole or in part prior to the fourth anniversary of its date of issuance. The number of shares of Common Stock issuable upon exercise of the Investor Warrants will be subject to the Nasdaq Cap until such time as the 2001 Private Placement Issuances may be approved by the stockholders. If the number of shares of outstanding Common Stock changes after the 2001 Private Placement by reason of stock dividends, distributions payable in Common Stock, stock splits, reverse stock splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations or the like, the Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of each Investor Warrant in effect immediately prior to the deemed issuance will, concurrently with the effectiveness of the deemed issuance, be proportionately decreased or increased, as appropriate. The holders of the Investor

Warrants will not be entitled to any voting rights or any other rights as a stockholder of the Company until the Investor Warrants are duly for shares of Common Stock.

     If the Company declares or pays a dividend or other distribution to holders of Common Stock payable in securities other than Common Stock, the holders of the Investor Warrants will receive upon exercise, in addition to the entitled number of shares of Common Stock, the amount of securities they would have received had they exercised the Investor Warrants prior to such dividend or distribution. Similarly, if the Common Stock issuable upon conversion of the Investor Warrants is changed into the same or a different number of shares of any class or classes of stock by capital reorganization, reclassification, or otherwise, the holders of the Investor Warrants will receive upon exercise the securities they would have received had they exercised their Investor Warrants prior to such reorganization or reclassification. Further, if the Company sells substantially all of its assets or merges or consolidates with or into another entity, the Investor Warrants will be exercisable into the kind and amount of shares of stock or other securities or property into which a holder of the number of shares of Common Stock deliverable upon exercise of the Investor Warrants would have been entitled to receive upon such sale, merger or consolidation based on the applicable Warrant Exercise Price effective with respect to such sale, merger or consolidation.

     Notwithstanding the foregoing, unless and until stockholder approval is obtained for the 2001 Private Placement Issuances, the shares of Common Stock issuable upon exercise of the Investor Warrants will be subject to the Nasdaq Cap, and the Company will be permitted to issue only up to an aggregate of approximately 10,869,000 shares of Common Stock upon conversion of the Series A Preferred Stock and exercise of the Investor Warrants.

     The Company may require the warrant holder to exercise the Investor Warrants, in whole or in part, provided that (i) the Registration Statement is effective, (ii) the average closing price of the Company’s Common stock on The Nasdaq Stock Market during any 20 consecutive trading-day period ending not more than five business days prior to the Company’s notice of exercise is greater than or equal to the product of (x) the Warrant Exercise Price in effect on the last day of the 20 consecutive trading-day period and (y) 2.00, and (iii) during the period beginning on the date of the Company’s notice to exercise and ending on the exercise date (1) the Company has not received any request from the SEC or any other federal or state governmental authority for amendments or supplements to the Registration Statement or related prospectus or for additional information, (2) no stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose has been issued by the SEC or any other federal or state governmental authority, (3) the Company has not received any notification with respect to the suspension of the qualification or exemption from qualification of the Common Stock for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (4) there has not occurred any event or circumstance which would necessitate the making of any changes in the Registration Statement or related prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated

therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Placement Agent Compensation. The placement agent for the 2001 Private Placement Issuances was U.S. Bancorp Piper Jaffray, Inc. (the “Placement Agent”). In consideration for placing such securities, the Placement Agent received aggregate cash compensation of 5.25% of the gross proceeds received by the Company for the issuance of shares of Series A Preferred Stock in the 2001 Private Placement.

Stockholder Approval

     The Company intends to seek the approval of its stockholders to the 2001 Private Placement Issuances to satisfy certain stockholder approval requirements contained in the Company’s listing agreement with The Nasdaq Stock Market. It is presently expected that this approval will be sought at a special meeting of stockholders to be called solely for this purpose.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.	DESCRIPTION

3.1	Certificate of Designation of Series A Convertible Preferred Stock.
4.1	Form of Preferred Stock and Warrant Purchase Agreement.
4.2	Form of Common Stock Purchase Warrant.
4.3	Form of Certificate for Series A Convertible Preferred Stock of Registrant.
99.1	Press Release of the Registrant, dated December 24, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

Novatel Wireless, Inc.

Date: January 18, 2002	By:	/s/ Melvin L. Flowers

Melvin L. Flowers Senior Vice President, Finance, Chief Financial Officer and Secretary

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

3.1	Certificate of Designation of Series A Convertible Preferred Stock.
4.1	Form of Preferred Stock and Warrant Purchase Agreement.
4.2	Form of Common Stock Purchase Warrant.
4.3	Form of Certificate for Series A Convertible Preferred Stock of Registrant.
99.1	Press Release of the Registrant, dated December 24, 2001.

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